                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                              TCC Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                              TCC INDUSTRIES, INC.
                               504 LAVACA STREET,
                                   SUITE 1004
                              AUSTIN, TEXAS 78701

Dear Shareholders:

     Your Company's 1998 Annual Meeting of Shareholders will be held in Austin, Texas on Monday, May 4, 1998, and we take this opportunity to invite you to attend. The meeting will begin promptly at 9:00 a.m. in the Boardroom of Chase Bank of Texas -- Austin, 3rd Floor, Chase Bank of Texas Building, 700 Lavaca Street, Austin, Texas. The formal notice of the meeting and the proxy statement follow.

     Your vote is important. If you cannot attend the meeting, or if you plan to be present but prefer the persons named in the proxy to vote your shares, please mark, sign and return the enclosed proxy at your earliest convenience. You may revoke your proxy at any time prior to its use by attending and voting at the Annual Meeting or by giving written notice to the Company.

     Your attendance, if possible, and your vote, either by proxy or in person, will be very much appreciated.

                                            Sincerely,

WALTER A. DEROECK                                ROBERT THOMAJAN
Chairman of the Board                            President

Austin, Texas
April 3, 1998

                              TCC INDUSTRIES, INC.
                               504 LAVACA STREET,
                                   SUITE 1004
                              AUSTIN, TEXAS 78701

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 4, 1998

To the Shareholders of TCC Industries, Inc.:

     Notice is hereby given that the Annual Meeting of the Shareholders of TCC Industries, Inc. (the "Company") will be held in the Boardroom of Chase Bank of Texas -- Austin, 3rd Floor, Chase Bank of Texas Building, 700 Lavaca Street, Austin, Texas on Monday, May 4, 1998, at 9:00 a.m. local time, for the following purposes:

          1. Electing five directors to the Board of Directors;

          2. Approving the appointment by the Board of Directors of Coopers & Lybrand L.L.P. as the firm of independent accountants to audit the accounts of the Company for the fiscal year ended December 31, 1998;

          3. Approving the Company's 1998 Non-Employee Directors Stock Option Plan, having the effect of replacing the 1995 Non-Employee Directors Stock Option Plan and increasing the number of shares which may be issued pursuant to the exercise of options granted non-employee directors of the Company;

         4. Approving the Company's 1998 Employee Incentive Stock Option Plan;
  and

          5. Transacting such other business as may properly come before the meeting.

     Holders of Common Stock of the Company of record at March 23, 1998 are entitled to notice of and to vote at the meeting or at any adjournment thereof.

     We hope that you can attend the meeting in person, but if you cannot do so, please sign, date and return the enclosed proxy card by mail in the enclosed addressed, postage paid envelope.

                                            By Order of the Board of Directors,

WALTER A. DEROECK                                ROBERT THOMAJAN
Chairman of the Board                            President

Austin, Texas
April 3, 1998

                              TCC INDUSTRIES, INC.
                               504 LAVACA STREET
                                   SUITE 1004
                              AUSTIN, TEXAS 78701

                                PROXY STATEMENT

                                  INTRODUCTION

     The enclosed proxy is solicited by and on behalf of the Board of Directors of TCC Industries, Inc. (the "Company") to be used at the Annual Meeting of Shareholders to be held May 4, 1997, at 9:00 a.m. local time, in the Boardroom of Chase Bank of Texas -- Austin, 3rd Floor, Chase Bank of Texas Building, 700 Lavaca Street, Austin, Texas and any adjournments thereof. All shares represented by proxies will be voted at the meeting in the manner directed thereon or, if no directions are given, the shares represented by such proxies will be voted for the election of the named directors, for the approval of the appointment of auditors, for the approval of the 1998 Non-Employee Directors Stock Option Plan, and for the approval of the 1998 Employee Incentive Stock Option Plan, as noted on the enclosed proxy.

     The Board of Directors does not know of any other business to be brought before the meeting, but it is intended that as to any such other matters, votes may be cast pursuant to the proxies in accordance with the judgment of the person or persons acting thereunder. Any shareholder giving a proxy may revoke it at any time before it is voted by attending the Annual Meeting and voting their shares in person, by giving written notice to John I. Whiteley, Assistant Secretary, at 504 Lavaca Street, Suite 1004, Austin, Texas 78701, stating that the proxy has been revoked, or by delivery of a proxy bearing a later date. However, if shares are held of record by a broker, bank or other nominee and the beneficial owner desires to attend and vote at the meeting, such beneficial owner must obtain from such broker, bank or other nominee, a proxy issued in such beneficial owner's name.

     This proxy statement is first being mailed to the shareholders of the Company on or about April 3, 1998. It is contemplated that solicitation of proxies will be by use of the mails only, but directors, officers and regular employees of the Company may solicit the return of proxies in person, or by telephone or telegraph. Such directors, officers and employees will not receive additional remuneration, other than out-of-pocket expenses, with respect to solicitation of proxies. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation material to the beneficial owners of shares to request authority for execution of the proxies and will be reimbursed for their expenses. The Company has also engaged MacKensie Partners, Inc., at an anticipated cost of approximately $5,000 plus expenses, to solicit proxies. The Company will pay all costs of this solicitation of proxies from its shareholders.

     The close of business on March 23, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. As of such date, there were 2,813,815 shares of Company common stock, $1.00 par value ("Common Stock"), issued and outstanding and entitled to vote at the meeting, exclusive of 27,786 treasury shares.

                                VOTING OF SHARES

     The presence in person or by proxy of a majority of the outstanding shares of the Company's Common Stock will constitute a quorum at the meeting. Each outstanding share of Company Common Stock is entitled to one vote on each matter properly presented at the meeting and a majority vote of the shares present in person or by proxy at the meeting will be required to approve each matter. Shares of Common Stock held by the Company or any subsidiary of the Company will not be considered present or entitled to vote. Directors are elected by a plurality of the votes cast by the shares entitled to vote at a meeting at which a quorum is present. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. All other matters submitted at the meeting will be determined by a majority of the votes cast. Shares represented by proxies which withhold authority with respect to the election of one or more nominees for election as director and proxies which are marked

"abstain" on other proposals, will not be counted in determining whether a majority vote was obtained in such matters. If no directions are given and the signed card is returned, the attorneys-in-fact appointed in the proxy will vote the shares in favor of the election of both listed nominees, and "for" the other proposals listed on the proxy card, and at their discretion on any other matter that may properly come before the meeting. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers ("broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information as of March 23, 1998 (except as noted below) concerning any person or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known to the Company to be the beneficial owner of more than 5% of the outstanding Company Common
Stock:

                                                                           APPROXIMATE
                    NAME AND ADDRESS OF                       NUMBER OF      PERCENT
                      BENEFICIAL OWNER                         SHARES       OF CLASS
                    -------------------                       ---------    -----------
Walter A. DeRoeck(1)(2).....................................   254,900        9.06%
  504 Lavaca Street, Suite 1004 Austin, Texas 78701
Robert Thomajan(1)(3).......................................   200,800        7.14%
  504 Lavaca Street, Suite 1004 Austin, Texas 78701
Dimensional Fund Advisors Inc.(4)...........................   159,300        5.67%
  1299 Ocean Avenue, 11th Floor Santa Monica, California
  90401

---------------

(1) Mr. DeRoeck, Mr. Thomajan and Chamois Family Partnership, Ltd. ("Chamois") have jointly filed a Schedule 13D with the Securities and Exchange Commission, wherein they stated that they had formed a group for the purpose of acquiring shares of the Common Stock of the Company. As a group, Mr. DeRoeck, Mr. Thomajan and Chamois own beneficially a total of 455,700 shares of Common Stock, representing approximately 16.2% of the shares of Common Stock issued and outstanding. However: (a) Mr. DeRoeck disclaims any beneficial ownership in the shares of Common Stock owned by Mr. Thomajan and Chamois; (b) Mr. Thomajan and Chamois disclaim any beneficial ownership in the shares of Common Stock owned by Mr. DeRoeck; and (c) Chamois disclaims any beneficial ownership in the shares of Common Stock owned by Mr. Thomajan.

(2) Mr. DeRoeck also has an option to acquire 4,000 shares of Common Stock under the Company's 1995 Non-Employee Directors Stock Option Plan ("1995 NEDSOP") and an option to acquire an additional 1,500,000 shares of Common Stock under the Company's 1997 Incentive and Performance Option Plan (the "1997 Option Plan"). The options issued under the 1995 NEDSOP and 1997 Option Plan have not vested and are subject to forfeiture in accordance with the respective terms of such plans.

(3) Of the shares of Common Stock indicated opposite Mr. Thomajan's name, 88,300 shares are held of record and owned beneficially by Mr. Thomajan, and 112,500 shares are held of record by Chamois Family Partnership, Ltd., which is a Texas limited partnership formed for the purpose of acquiring and holding assets for the benefit of Mr. Thomajan and members of Mr. Thomajan's family. Mr. Thomajan serves as the sole general partner of Chamois, has the sole power to vote or to direct the vote of, and the sole power to dispose or direct the disposition of such shares of Common Stock. Consequently, Mr. Thomajan may be deemed to be the beneficial owner of all of the shares of Common Stock held by Chamois. Mr. Thomajan also has an option to acquire 4,000 shares of Common Stock under the Company's 1995 NEDSOP and an option to acquire an additional 1,500,000 shares of Common Stock under the Company's 1997 Option Plan. The options issued under the 1995 NEDSOP and the 1997

Option Plan have not vested and are subject to forfeiture in accordance with the respective terms of such plans.

(4) Dimensional Fund Advisors Inc., a registered investment advisor ("Dimensional"), has advised the Company that Dimensional is deemed to have beneficial ownership of 159,300 shares of Common Stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

     Information as of March 23, 1998 relating to the beneficial ownership of Company Common Stock by each member of the Company's Board of Directors and nominees therefor, executive officers, and by all directors and officers of the Company as a group, is set forth under the caption "ELECTION OF DIRECTORS."

                             ELECTION OF DIRECTORS

     The bylaws of the Company provide for a Board of Directors consisting of eight members serving one-year terms of which two positions are not currently filled. The terms of five directors will expire at the 1998 Shareholders Meeting. The remaining position will expire in 1999.

     IT THE INTENTION OF THE PERSONS NAMED IN THE ENCLOSED PROXY TO VOTE SUCH PROXY IN THE MANNER DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY SUCH PROXIES WILL BE VOTED FOR THE ELECTION OF WALTER A. DEROECK, ROBERT THOMAJAN, LAWRENCE E. TILTON, ALAN M. SAGER AND ROBERT D. STARNES TO TERMS OF OFFICE EXPIRING IN 1999. The five nominees for director receiving a plurality of the votes cast in person or by proxy at the meeting shall be elected. Should any nominee become unavailable for election, discretionary authority is conferred to vote for a substitute. Management of the Company has no reason to believe that any such person will be unavailable for election.

     The following table contains information relating to the directors and executive officers and the nominees for director of the Company.

                                                                              SHARES OF
                                                                               COMPANY
                                                                             COMMON STOCK    APPROXIMATE
                                                                             BENEFICIALLY    PERCENT OF
                                                   PRESENT                   OWNED AS OF      CLASS (IF
NAME; POSITION WITH THE COMPANY; PRINCIPAL           TERM      YEAR FIRST     MARCH 23,       MORE THAN
  OCCUPATION; AND OTHER DIRECTORSHIPS(1)    AGE    EXPIRES      ELECTED          1998           0.1%)
------------------------------------------  ---    --------    ----------    ------------    -----------
Walter A. DeRoeck(2)...................     55      1998          1997         254,900           9.06%
  Director, Chairman of the Board and
  Chief Executive Officer of the Company;
  Chairman, President and Chief Executive
  Officer of Paladin Financial, Inc.
Robert Thomajan(3).....................     56      1998          1997         200,800           7.14%
  Director, President of the Company
Richard B. Curran(4)...................     62      1999          1997(9)       41,800           1.49%
  Director of the Company; Investor and
  Consultant
Lawrence E. Tilton(5)..................     62      1998          1997(9)        5,000           0.18%
  Director of the Company; Personal
  Investments and Consulting

                                                                              SHARES OF
                                                                               COMPANY
                                                                             COMMON STOCK    APPROXIMATE
                                                                             BENEFICIALLY    PERCENT OF
                                                   PRESENT                   OWNED AS OF      CLASS (IF
NAME; POSITION WITH THE COMPANY; PRINCIPAL           TERM      YEAR FIRST     MARCH 23,       MORE THAN
  OCCUPATION; AND OTHER DIRECTORSHIPS(1)    AGE    EXPIRES      ELECTED          1998           0.1%)
------------------------------------------  ---    --------    ----------    ------------    -----------
Alan M. Sager(6).......................     57      1998          1997(9)       27,452           0.98%
  Director of the Company; President and
  Chief Executive Officer of The
  GreatSuperclips, Inc.
Robert D. Starnes(7)...................     48      1998          1997(9)            0             --
  Director of the Company; President and
  Chief Executive Officer of The Ontra
  Companies, Inc.
All Executive Officers and Directors as a
  Group (6 persons)(8).................     N/A     N/A          N/A           529,952          18.85%

---------------

(1) None of the positions described in the foregoing schedule have been held for over five years. Only directorships of issuers with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or directorships of issuers registered as investment companies under the Investment Company Act of 1940 are listed in the above table.

(2) Walter A. DeRoeck has served as a director of the Company since May 23, 1997, has served as Chairman of the Board and Chief Executive Officer of the Company since July 2, 1997 and has served as Chairman, President and Chief Executive Officer of Paladin Financial, Inc., a wholly-owned subsidiary of the Company, since October 6, 1997. Since 1993, Mr. DeRoeck has also served as the President and Chief Executive Officer of DBJ Interests, Inc., a private investment business. In addition, since May 1996, he has served as a principal in Westlake Capital Group, L.P., a limited partnership focusing on acquisitions and private placements in mid-market companies. His private investment interests are in real estate, manufacturing, and support of entrepreneurial ventures. A 1965 graduate of the University of Arkansas with a Bachelor of Science degree in economics, Mr. DeRoeck has spent most of his adult life in the banking industry. In 1984, he graduated from the Advanced Management Program at Harvard University. He served as Chairman and Chief Executive Officer of Union National Bank in Texas from 1989 until 1993, when it was purchased by Worthen Banking Corporation. Since January 1997, he has also served as a director of a privately owned, fixed income advisory fund that manages over $150 million in assets on behalf of individuals, labor unions, pension funds and other institutional investors. Mr. DeRoeck is the former chief executive officer of Susan Crane, Inc., a Dallas based manufacturing company that he acquired in February 1993 and sold in April 1995.

(3) Robert Thomajan has served as a director of the Company since May 23, 1997, and has served as President of the Company since August 14, 1997. From 1994 until August 31, 1997, Mr. Thomajan also served as the principal investment advisor to The Versailles Fund, an offshore open-end mutual fund engaged in the purchase and sale of securities, bonds, commodities and currencies on behalf of non-U.S. investors. In addition, from October 1996 to August 31, 1997, Mr. Thomajan was a member of Quadrangle Partners, L.L.C., a hedge fund and trading advisor located in Greenwich, Connecticut. On August 31, 1997, he resigned from his position as an advisor to The Versailles Fund and with Quadrangle Partners, L.L.C. in order to devote his full time to the business of the Company. From 1990 to 1993, Mr. Thomajan served as Executive Director of and legal counsel to Richco Holdings, Ltd., a holding company with controlling interests in manufacturing, shipping, trading, hotels and financial enterprises. Mr. Thomajan is a 1962 graduate of New York University, School of Business and Finance, and a 1965 graduate of St. John's University, School of Law.

(4) Richard B. Curran has served on the Board of Directors of the Company since July 11, 1997 and as Chairman of the Company's Governance Committee since February 5, 1998. Mr. Curran is also a member of the Audit Committee and Compensation Committee and has served as Chairman of the

    Company's Audit Committee from September 3, 1997 until February 5, 1998. From August 14, 1997 until December 19, 1997, Mr. Curran also served as Assistant Secretary of the Company. Mr. Curran is a member of the Board of Directors of Intellicall, Inc., the securities of which are traded on the New York Stock Exchange. Intellicall, Inc. is a provider of equipment and software to the public access telecommunications industry. Since 1996 Mr. Curran has been President of Folkers Foundation, which is a biochemical research foundation. In addition, since 1993 Mr. Curran serves as Vice President -- Finance of Earth Satellite Corporation, a privately held company involved in the remote sensing business. Mr. Curran received a B.A. from Yale University in 1957, an M.A. from Trinity College (Connecticut) in 1959 and an L.L.B. from Yale Law School in 1963.

(5) Lawrence E. Tilton has served as a member of the Board of Directors of the Company since July 11, 1997, and has served as Chairman of the Company's Compensation Committee since September 3, 1997. He also serves on the Company's Nominating Committee. From November 1993 until December 1994, Mr. Tilton served as President of Lederle Laboratories, and from October 1990 until November 1993 served as President of Lederle Consumer Products, both of which are divisions of American Cyanamid Company, the securities of which were previously traded on the New York Stock Exchange. Mr. Tilton also serves on the Board of Directors of Serologicals, Inc., a health care company engaged in the production of specialty blood products. Mr. Tilton is a 1957 graduate of Southwest Texas State University, with a Bachelor of Science degree in education and science.

(6) Alan M. Sager has served as a member of the Board of Directors of the Company since July 11, 1997, and has served as Chairman of the Company's Nominating Committee since September 3, 1997. Mr. Sager is also a member of the Compensation Committee and Governance Committee. Since 1982, Mr. Sager has served as the President and Chief Executive Officer of The Great Superclips, Inc., which operates 13 hair salons in the New Orleans, Louisiana area. In addition, Mr. Sager serves as a General Partner in Rainbow Group Limited which, together with its related companies, operates 37 hair salons in Texas, Illinois, Mississippi, and Louisiana. He holds a Bachelor of Science degree in Chemical Engineering from Tufts University, a Juris Doctor degree from the University of Michigan and M.A. and Ph.D. degrees in Political Science from Northwestern University. He is a Lecturer in Government at the University of Texas, Austin.

(7) Robert D. Starnes has served as a member of the Board of Directors of the Company since September 3, 1997 and as Chairman of the Company's Audit Committee since February 5, 1998. Mr. Starnes is also a member of the Nominating Committee and Governance Committee. He is currently President and Chief Executive Officer of The Ontra Companies, Inc., which is a financial and real estate services holding company and which, through its subsidiaries, has managed over $2 billion in assets. He is a 1972 graduate of Texas A & M University with a Bachelor of Science degree and was awarded a Masters in Business Administration degree by Texas A & M University in 1982.

(8) Except with respect to Mr. Sager who shares voting and investment power with respect to 452 shares, all members of the group referenced above have respective sole voting and investment power over all shares held by them.

(9) Each of the noted directors was elected by the Board of Directors to fill a vacancy created by the resignation of a prior director.

     The Board of Directors held 17 meetings during the fiscal year ended December 31, 1997. Each of the incumbent directors attended 100% of the meetings held during their tenure in 1997; except Mr. Starnes who was unavailable for one meeting. The Company's Board of Directors has standing committees for consideration of matters relating to audit, compensation, the nomination of directors and corporate governance. The Audit Committee functions primarily to review questions, if any, raised by the independent accountants who audit the accounts of the Company and to suggest to the Board, as well as to help implement, any changes required in internal accounting controls. The members of the Audit Committee are Richard B. Curran, Alan M. Sager and Robert D. Starnes. The Audit Committee met twice during the fiscal year ended December 31, 1997. The Compensation Committee functions primarily to review and recommend compensation arrangements for directors, officers and employees of the Company. The members of the Compensation Committee are Lawrence E. Tilton, Alan M. Sager and Richard B. Curran. These members met once during the fiscal year ended December 31, 1997. The Nominating Committee makes recommendations to the Board of Directors with respect to the election of directors. The members of the Nominating Committee are Alan M. Sager, Lawrence
E. Tilton and Robert D. Starnes. The Nominating Committee met once during the fiscal year ended December 31, 1997.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, executive officers and beneficial owners of more than ten percent of the Company's Common Stock ("Reporting Persons") are required to file statements with the Securities and Exchange Commission and the New York Stock Exchange reporting beneficial ownership and changes in beneficial ownership of the Company's Common Stock and to furnish copies of such statements to the Company.

     Based solely on a review of the copies of such statements furnished to the Company, the Company believes that during fiscal year 1997 the Reporting Persons complied with all such requirements, except that Richard B. Curran filed late one statement covering one transaction, and Robert D. Starnes filed late one statement covering one transaction.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF EXECUTIVE OFFICERS

     Information in the following table sets forth total compensation paid or accrued for services rendered by the Company's current Chief Executive Officer and current President for the fiscal year ended December 31, 1997. Neither such executive officer was employed by the Company prior to July 1997. In addition, the following table sets forth total compensation paid or accrued for services rendered by the Company's former Chief Executive Officer and the former Executive Vice President, each of whom resigned during the fiscal year ended December 31, 1997. These two former executive officers were the only executive officers of the Company during the fiscal year ended December 31, 1997 whose salary and bonus from the Company and its subsidiaries exceeded $100,000 for such fiscal year.

                                                                                            LONG-TERM
                                                                                         COMPENSATION(1)
                                                                                           (NO. SHARES
                                                                          OTHER ANNUAL     UNDERLYING       ALL OTHER
       NAME; POSITION WITH THE COMPANY          YEAR    SALARY    BONUS   COMPENSATION      OPTIONS)       COMPENSATION
       -------------------------------          ----   --------   -----   ------------   ---------------   ------------
Walter A. DeRoeck(2)..........................  1997   $      0    $0          $0           1,504,000        $      0
Director, Chairman of the Board and Chief
Executive Officer of the Company
Robert Thomajan(3)............................  1997   $      0    $0          $0           1,504,000        $      0
Director, President of the Company
Lawrence W. Schumann..........................  1997   $ 91,922    $0          $0                  --        $293,369(4)
Former Chairman of the Board, President and     1996   $183,604    $0          $0                  --               0
Chief Executive Officer                         1995   $182,296    $0          $0              15,000        $$     0
Larry T. Marek(6).............................  1997   $106,274    $0          $0                   0        $192,504(5)
Former Executive Vice President, Treasurer and  1996   $121,870    $0          $0                   0               0
Secretary                                       1995   $120,296    $0          $0              10,000        $$     0

---------------

(1) During 1996, the Company did not pay or award any long-term compensation within the meaning of that term (restricted stock awards, options and long-term incentive payouts) to any of the named executive officers.

(2) At Mr. DeRoeck's request, the Company is currently not paying Mr. DeRoeck any salary or other compensation in connection with his services to the Company. See "Principal Shareholders" and "Stock Option Grants in 1997" for information concerning stock options granted to Mr. DeRoeck.

(3) At Mr. Thomajan's request, the Company is currently not paying Mr. Thomajan any salary or other compensation in connection with his services to the Company. See "Principal Shareholders" and "Stock Option Grants in 1997" for information concerning stock options granted to Mr. Thomajan.

(4) Includes a severance payment in the aggregate amount of $288,482 following Mr. Schumann's resignation as an officer and director of the Company in July 1997. This amount, paid pursuant to the terms of his severance agreement, represents one month's base salary for each of the 17 years of his employment with the Company, or $255,000, and the balance of such payment represents fringe benefits for the period of one year.

(5) Pursuant to the terms of Mr. Marek's severance agreement, Mr. Marek received an amount equal to one month's base salary for each full year of his employment with the Company. Mr. Marek also received one year's benefits (such as life and health insurance and car allowance).

(6) Mr. Marek relinquished these positions in August 1996 in conjunction with assuming the position of president of the company's wholly-owned subsidiary, Allen-Lewis Manufacturing Company. Accordingly, amounts reflected as paid during 1996 include amounts paid by Allen-Lewis after August 1996.

STOCK OPTION GRANTS IN 1997

     The following table shows information concerning individual grants of stock options during fiscal year 1997 to the named executive officers, pursuant to the Company's 1997 Option Plan and 1995 NEDSOP.

                                                                                               POTENTIAL REALIZABLE VALUE AT
                                                                                                  ASSUMED ANNUAL RATES OF
                                                                                                STOCK PRICE APPRECIATION FOR
                                  INDIVIDUAL OPTION GRANTS                                              OPTION TERM
--------------------------------------------------------------------------------------------   ------------------------------
               (A)                     (B)           (C)         (D)             (E)                (F)             (G)
               ---                  ----------   -----------   --------   ------------------   -------------   --------------
                                    NUMBER OF    % OF TOTAL
                                    SHARES OF      OPTIONS
                                      COMMON     GRANTED TO
                                      STOCK       EMPLOYEES
                                    UNDERLYING     DURING      EXERCISE
                                     OPTIONS     FISCAL YEAR    PRICE
               NAME                 GRANTED(#)      1997        ($/SH)     EXPIRATION DATE      5%($)(1)(2)     10%($)(1)(2)
               ----                 ----------   -----------   --------   ------------------   -------------   --------------
Walter A. DeRoeck.................  1,500,000      25.00%       $ 6.18    September 30, 2007     $5,693,594      $14,558,134
                                        4,000(3)        *(4)    $2.125       May 23, 2007        $    5,346      $    13,547
Robert Thomajan...................  1,500,000      25.00%       $ 6.18    September 30, 2007     $5,693,594      $14,558,134
                                        4,000(3)        *(4)    $2.125       May 23, 2007        $    5,346      $    13,547
Lawrence W. Schumann..............       None         N/A          N/A           N/A                    N/A              N/A
Larry T. Marek....................       None         N/A          N/A           N/A                    N/A              N/A

---------------

(1) These amounts represent hypothetical gains that could be achieved for the respective Options if exercised at the end of the ten-year option term. These gains are based on assumed rates of share appreciation of 5% and 10% compounded annually from the date the respective Options were granted to their expiration date. The assumed annual rates of share appreciation are specified by the Securities and Exchange Commission and are not intended to forecast possible future appreciation of the Company's share price. The actual value, if any, the executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance that the actual value realized will be at or near the potential realizable value as calculated above. Options will have no actual value unless, and then only to the extent that, the market price of the Common Stock appreciates from the grant date to the exercise date.

(2) The provisions of the Option Grants specify several conditions to the exercise of Options granted thereunder, including, among others: (i) such Options become available for exercise (on a ratable basis) only after the Company satisfies significant aggregate earnings' requirements over the four-year period that commenced on October 1, 1997, or after certain "cliff vesting" provisions take effect (see "1997

    Option Plan" below); (ii) in the event the Optionee's employment by the Company and subsidiaries is terminated prior to expiration of the four-year vesting period, only that portion of the Options equal to the number of complete quarters of service over the four year period divided by sixteen shall be vested; and (iii) a "negative earnings provision" under the 1997 Option Plan will allow the Company to repurchase shares of stock acquired through the exercise of Options in the event that aggregate earnings of the Company fall below designated levels after Options are exercised.

(3) These options were granted on May 23, 1997 pursuant to the terms of the Company's 1995 NEDSOP. At the time of the grant neither Mr. DeRoeck nor Mr. Thomajan were employees of the Company. Neither Mr. DeRoeck nor Mr. Thomajan are eligible for any further grants of options under the 1995 NEDSOP or the proposed 1998 Non-Employee Directors Stock Option Plan (the "1998 NEDSOP"), if it receives shareholder approval.

(4) These options represent less than one percent of all options granted to all employees during fiscal year 1997.

STOCK OPTION EXERCISES AND HOLDINGS

     The following table shows information regarding stock options exercised and unexercised options held as of the end of fiscal year 1997 by the named executive.

                                                                NUMBER OF SHARES
                                       SHARES                  UNDERLYING OPTIONS         VALUE OF IN-THE-MONEY
                                      ACQUIRED                     UNEXERCISED                 OPTIONS AT
                                         ON       VALUE         DECEMBER 31, 1997         DECEMBER 31, 1997(1)
                                      EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
                NAME                    (3)        ($)                 (#)                         ($)
                ----                  --------   --------   -------------------------   -------------------------
Walter A. DeRoeck...................    None       N/A      None/1,504,000              $0/$24,250
Robert Thomajan.....................    None       N/A      None/1,504,000              $0/$24,250
Lawrence W. Schumann................    None       N/A      None/None                   N/A/N/A
Larry T. Marek......................    None       N/A      30,000/None                 $181,875/N/A

---------------

(1) Based on closing price of $6.0625 on December 31, 1997.

ANNUAL INCENTIVE PLAN

     The Company has an Annual Incentive Plan ("AIP") which provides for annual incentive payments to key employees of the Company and its subsidiaries. Each year the President of the Company determines which key employees will be participants in the AIP, subject to approval by the Compensation Committee of the Board of Directors, which administers the AIP.

     Awards under the AIP are based upon the actual performance of the Company and its subsidiaries in a fiscal year, as measured by gross revenues and pretax income excluding all extraordinary items and the amount recorded during the plan year in the incentive compensation accrual account (at the subsidiary level, interest income and inter-company management fees are also excluded), in relation to budgeted performance.

     Management of the Company has suspended the payment of any additional amounts under the Annual Incentive Plan.

COMPENSATION OF DIRECTORS

     Prior to July 2, 1997, it was the practice of the Company to pay the directors of the Company, other than Mr. Schumann, $1,000 for every Board or Committee meeting, regular or special, which they attended, and to pay all directors, other than Mr. Schumann, $833.00 per month as a retainer. On July 2, 1997, the Board of Directors voted to suspend the foregoing payments to directors until such time as the Board determines that the resumption of the payment of some type of cash compensation to outside directors is appropriate.

     Directors are reimbursed for reasonable out-of-pocket expenses incurred to attend meetings. It is contemplated that this policy will continue during 1997. However, no current director of the Company has requested or received reimbursement of any such expenses.

     Each non-employee director is entitled to receive one option to purchase 4,000 shares of Company Common Stock upon becoming a director pursuant to the terms of the 1995 NEDSOP. Each such director also receives an option to purchase 2,000 shares on the second anniversary of becoming a director and an additional option to purchase 2,000 shares on the fourth anniversary of becoming a director. (See "1995 Non-Employee Directors Stock Option Plan" below.) In the event the shareholders of the Company approve the 1998 NEDSOP, the 1995 NEDSOP will be terminated and replaced by the 1998 NEDSOP. Under the 1998 NEDSOP, each current non-employee director and any future non-employee director upon becoming a director is entitled to receive one option which vests 25% immediately and 25% on each of the next three anniversaries thereafter, to purchase an aggregate of 16,000 shares of Company Common Stock.

CONSULTING AND NONCOMPETITION AGREEMENTS WITH DIRECTORS

     Prior to July 2, 1997, it was the practice of the Company to enter into a Consulting and Noncompetition Agreement with each of the directors of the Company. Each agreement provided that, upon resignation or removal from the Board, the former director would be available, from time to time, to provide consulting services to the Company for a period ending on the earlier of the expiration of three years or the death of the former director. The former director could not be required to provide services in excess of five hours per month. In consideration of the consulting services to be provided, the Company agreed to pay each such former director an annual consulting fee equal to one-third of the annual retainer paid by the Company to members of the Board as of the date of such former director's resignation or removal, multiplied by the number of calendar months (not to exceed 36 months) during which he has served as a member of the Board, divided by twelve, to be paid in quarterly installments. Former Directors Ed R. L. Wroe, Jr. and William E. Callahan are currently receiving payments of $2,500 each quarter pursuant to the terms of their respective Consulting and Noncompetition Agreements, and each of them will continue to receive $2,500 each quarter until June 30, 1999.

     Management of the Company has discontinued entering into Consulting and Noncompetition Agreements with its directors.

1985 INCENTIVE STOCK OPTION PLAN

     The Company's 1985 Incentive Stock Option Plan ("1985 Option Plan") expired in July 1995. Options granted under the 1985 Option Plan are exercisable at a price not lower than 100% of the fair market value of the stock on the date of the grant. All outstanding options have the same vesting schedule pursuant to which they become exercisable in five equal installments commencing one year after the date of grant. The aggregate fair market value, measured as of the date of grant, of stock covered by options granted under the 1985 Option Plan to any employee may not exceed $100,000 in the year in which such options first become exercisable. As of December 31, 1997, Options for the purchase of 5,500 shares of Common Stock were outstanding under the 1985 Option Plan.

1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     The Company's 1995 NEDSOP provides that non-employee directors are entitled to receive one option to purchase 4,000 shares of Company Common Stock upon becoming a director. Each such director also receives an option to purchase 2,000 shares on the second anniversary of becoming a director and an additional option to purchase 2,000 shares on the fourth anniversary of becoming a director.

     A non-employee director may not receive any other or further option under the 1995 NEDSOP, regardless of whether such director shall exercise any portion of the option or options awarded him thereunder, except that if an option granted expires unexercised prior to August 2, 2005 and had an exercise price higher than the fair market value of the Company Common Stock on the date of expiration, the optionee will automatically receive a new option for the same number of shares as were covered by the expired option but at an exercise price equal to the fair market value for such stock on the date of expiration of the old option. Although administered by a committee appointed by the Board, all options awarded to a director under the 1995 NEDSOP are granted automatically and without the exercise of discretion on the part of any person. A maximum of 75,000 shares may be covered by options granted pursuant to the 1995 NEDSOP. The 1995 NEDSOP will expire on August 2, 2005. The 1995 NEDSOP may be amended by the Board of Directors at any time, except that no such amendment may be made without the approval of the holders of a majority of the outstanding shares of Company Common Stock if it materially increases the benefits accruing to optionees, materially increases the number of shares which may be issued thereunder, or materially modifies the requirements as to eligibility for participation in the 1995 NEDSOP. In addition, provisions relating to the amount and price of shares to be issued under the 1995 NEDSOP may not be amended more than once every six months, other than to comply with changes to the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     The options are exercisable at a price not lower than 100% of the fair market value of the Company's shares on the date of the grant. The options are exercisable during a period of not more than ten years from the date of grant. The options vest and become exercisable in five equal annual installments, with the first installment vesting one year after the date of grant. No current director has completed one year of service as a director of the Company. Consequently, no current director has any vested options under the 1995 NEDSOP. Former directors Ed R.L.Wroe and William E. Callahan have vested options exercisable for 2,400 and 4,000 shares of Common Stock , respectively. In the event the shareholders of the Company approve the 1998 NEDSOP, the 1995 NEDSOP will be terminated and replaced by the 1998 NEDSOP; however, the Company will continue to issue shares of Common Stock upon the exercise of options vested under the 1995 NEDSOP.

1997 OPTION PLAN

     The Company sponsors the 1997 Option Plan pursuant to which the Company granted options for 6,000,000 shares of Common Stock to the employees of the Company and its subsidiaries (the "Optionees"). These grants were made under separate agreements between the Company and each Optionee ("Option Grants"). The 1997 Option Plan will continue in effect for a term of ten years unless the term is amended by the Board of Directors in accordance with the provisions of the 1997 Option Plan. The Company has issued two types of stock options, Incentive Stock Options and Nonstatutory Stock Options (collectively, the "Options"), under the terms of the 1997 Option Plan, and the exercise price of each such Option will be no less than the fair market value of the Common Stock on the date of the Option Grant. The 1997 Option Plan provides that during the term of the plan no Optionee may receive Options to acquire more than 1,800,000 shares of Common Stock. The Options will vest on a quarterly basis over the four-year period beginning on October 1, 1997, vesting ratably until September 30, 2001. Except in the event of "cliff vesting" (discussed below), the Option Grants require that the Company must have achieved certain aggregate cumulative earnings, net of losses, if any, determined under generally accepted accounting principles as reported at the end of each calendar quarter by the Company during the four-year period ending September 30, 2001. Pursuant to the "cliff vesting" provision of the 1997 Option Plan notwithstanding the performance standards described above, all Options will vest and become exercisable in full nine years after the grant of the Options, or September 30, 2006.

     The following table sets forth the names of each of the Optionees who have been granted Options under the provisions of the 1997 Option Plan, the number of shares of Common Stock that may be purchased upon the exercise of each of such Options, the percentage that each of the Option Grants represents to the total Option Grants awarded under the 1997 Option Plan, and the expiration date of each of such Options.

                                                                                              POTENTIAL REALIZABLE VALUE AT
                                                                                                 ASSUMED ANNUAL RATES OF
                                                                                               STOCK PRICE APPRECIATION FOR
                                 INDIVIDUAL OPTION GRANTS                                              OPTION TERM
-------------------------------------------------------------------------------------------   ------------------------------
               (A)                    (B)           (C)         (D)             (E)                (F)             (G)
               ---                 ----------   -----------   --------   ------------------   -------------   --------------
                                   NUMBER OF    % OF TOTAL
                                   SHARES OF      OPTIONS
                                     COMMON     GRANTED TO
                                     STOCK       EMPLOYEES
                                   UNDERLYING    UNDER THE    EXERCISE
                                    OPTIONS        1997        PRICE
              NAME                 GRANTED(#)   OPTION PLAN    ($/SH)     EXPIRATION DATE      5%($)(1)(2)     10%($)(1)(2)
              ----                 ----------   -----------   --------    ---------------     -------------   --------------
Richard F. Watkins...............  1,615,000      26.92%       $6.18     September 30, 2007     $6,130,103      $15,674,257
Walter A. DeRoeck................  1,500,000      25.00%       $6.18     September 30, 2007     $5,693.594      $14,558,134
Robert Thomajan..................  1,500,000      25.00%       $6.18     September 30, 2007     $5,693,594      $14,558,134
Robert L. Riviere................    650,000      10.83%       $6.18     September 30, 2007     $2,467,224      $ 6,308,525
Gregory J. Figaro................    150,000       2.50%       $6.18     September 30, 2007     $  569,359      $ 1,455,813
John R. Slais....................    150,000       2.50%       $6.18     September 30, 2007     $  569,359      $ 1,455,813
Jorge Sauri......................    100,000       1.67%       $6.18     September 30, 2007     $  379,573      $   970,542
Charles R. Peissel...............     70,000       1.17%       $6.18     September 30, 2007     $  265,701      $   679,380
Patrick M. Kelly(3)..............     70,000       1.17%       $6.18     September 30, 2007     $  265,701      $   679,380
Stuart M. Thomajan(3)............     50,000       *           $6.18     September 30, 2007     $  189,786      $   485,271
Wayne A. Pike(3).................     30,000       *           $6.18     September 30, 2007     $  113,872      $   291,163
Patricia A. Dickerson............     30,000       *           $6.18     September 30, 2007     $  113,872      $   291,163
Rudy Cisneros(3).................     20,000       *           $6.18     September 30, 2007     $   75,915      $   194,108
Kay Overcash(3)..................     20,000       *           $6.18     September 30, 2007     $   75,915      $   194,108
Craig Wittler....................     20,000       *           $6.18     September 30, 2007     $   75,915      $   194,108
James M. Jorgenson...............     15,000       *           $6.18     September 30, 2007     $   56,936      $   145,581
Mona Heckler.....................      5,000       *           $6.18     September 30, 2007     $   18,979      $    48,527
Walter Brian DeRoeck(3)..........      5,000       *           $6.18     September 30, 2007     $   18,979      $    48,527

---------------

 *  Less than 1%

(1) These amounts represent hypothetical gains that could be achieved for the respective Options if exercised at the end of the ten-year option term. These gains are based on assumed rates of share appreciation of 5% and 10% compounded annually from the date the respective Options were granted to their expiration date. The assumed annual rates of share appreciation are specified by the Securities and Exchange Commission and are not intended to forecast possible future appreciation of the Company's share price. The actual value, if any, the executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance that the actual value realized will be at or near the potential realizable value as calculated above. Options will have no actual value unless, and then only to the extent that, the market price of the Common Stock appreciates from the grant date to the exercise date

(2) The provisions of the Option Grants specify several conditions to the exercise of Options granted thereunder, including, among others: (i) such Options become available for exercise (on a ratable basis) only after the Company satisfies significant aggregate earnings' requirements over the four-year period that commenced on October 1, 1997, or after certain "cliff vesting" provisions take effect; (ii) in the event the Optionee's employment by the Company and subsidiaries is terminated prior to expiration of the four-year vesting period, only that portion of the Options equal to the number of complete quarters of service over the four year period divided by sixteen shall be vested; and (iii) a "negative earnings provision" under the 1997 Option Plan will allow the Company to repurchase shares of stock acquired through the exercise of Options in the event that aggregate earnings of the Company fall below designated levels after Options are exercised.

(3) The noted Optionees were granted Options on November 11, 1997, and the other Optionees were granted Options on September 3, 1997.

DIRECTOR COMPENSATION IN 1997

     The following table sets forth compensation awarded in fiscal year 1997 to the directors of the Company in the form of stock options:

                                                               NUMBER OF SHARES
                            NAME                              UNDERLYING OPTIONS
                            ----                              ------------------
Walter A. DeRoeck(1)........................................        4,000
Robert Thomajan(2)..........................................        4,000
Richard B. Curran...........................................        4,000(3)
Lawrence E. Tilton..........................................        4,000(3)
Alan M. Sager...............................................        4,000(3)
Robert D. Starnes...........................................        4,000(3)

---------------

(1) These options were received under the 1995 NEDSOP upon Mr. DeRoeck's election to the Board of Directors and prior to Mr. DeRoeck's assumption of the position of Chief Executive Officer of the Company. As the Chief Executive Officer of the Company, Mr. DeRoeck is no longer eligible to participate in the 1995 NEDSOP or in the 1998 NEDSOP, if the shareholders of the Company approve it.

(2) These options were received under the 1995 NEDSOP upon Mr. Thomajan's election to the Board of Directors and prior to Mr. Thomajan's assumption of the position of President of the Company. As the President of the Company, Mr. Thomajan is no longer eligible to participate in the 1995 NEDSOP or in the 1998 NEDSOP, if the shareholders of the Company approve it.

(3) These options were received under the 1995 NEDSOP upon the recipient's election to the Board of Directors. Under the 1998 NEDSOP, each current non-employee director and any future non-employee director, upon becoming a director, will be entitled to receive one option, which vests 25% immediately and 25% on each of the next three anniversaries thereafter, to purchase an aggregate of 16,000 shares of Company Common Stock. The 1998 NEDSOP is subject to approval by the shareholders.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with Walter A. DeRoeck and Robert Thomajan, among other officers of the Company and its subsidiaries. (The foregoing persons are hereinafter referred to individually as the "Executive" and collectively as the "Executives", and the foregoing employment agreements are hereinafter referred to individually as the "Employment Agreement" and collectively as the "Employment Agreements".)

     At each of Messrs. DeRoeck's and Thomajan's requests, the Company is currently not paying either Executive any salary or other compensation (other than stock options that have been granted) in connection with such Executive's services to the Company. See "1997 Option Plan".

     Each of the Employment Agreements also provides for a fixed term of employment, which expires on September 30, 2001 ("Employment Period"). The Employment Period will terminate prior to the expiration thereof upon the death or disability of the Executive. In addition, the Executive's employment may be terminated by the Company for cause or by the Executive for good reason. As defined in the Employment Agreement, the term "for cause" means any material breach of the Employment Agreement by the Executive, the Executive's failure to adhere to any material written policy of the Company, the appropriation (or attempted appropriation) of a material business opportunity of the Company, the misappropriation (or attempted misappropriation) of any of the Company's funds or properties, or the conviction of, or the entering of a guilty plea or plea of no contest with respect to, a felony involving moral turpitude, fraud or dishonesty, or the equivalent thereof, or any other crime with respect to which imprisonment is a possible punishment. The phrase "for good reason", as it is used in the Employment Agreement, means the Company's material breach of the Employment Agreement, the assignment of the Executive, without his consent, to a position, responsibilities or duties of a materially lessor status or degree of responsibility, the relocation of the Company's principal executive offices outside the metropolitan Austin, Texas area, or the requirement by the Company that the Executive be based anywhere other than the Company's principal executive offices.

     If the Company terminates the Employment Agreement for cause, as that term is defined therein, the Executive will be entitled to receive his salary through the date on which such termination is effective. If the Executive terminates the Employment Agreement for good reason, as that term is defined therein, the Company will be obligated to pay the Executive his salary and benefits through the remainder of the calendar month during which the termination is effective and for three calendar months thereafter.

     If the Executive or the Company terminates the Employment Agreement as a result of the Executive's disability, the Company will be obligated to pay the Executive his salary through the remainder of the calendar month during which the termination is effective, and for the lesser of: (i) six consecutive months thereafter, or (ii) the period until disability insurance benefits commence under the disability insurance coverage, if any, furnished by the Company to the Executive. If the Employment Agreement is terminated because of the Executive's death, the legal representatives of the Executive will be entitled to receive his salary through the end of the calendar month in which his death occurs.

     Each of the Employment Agreements includes customary provisions relating to the protection of the confidential information and trade secrets of the Company and protection with respect to the ownership by the Company of any ideas and techniques created, conceived or developed by the Executive during the Employment Period, that relate in any way to the business conducted or proposed to be conducted by the Company. In addition, each of the Employment Agreements provides that, during the Employment Period, the executive will not, except in the course of his employment with the Company, engage or invest in or otherwise conduct a business, the products or activities of which compete with the business of the Company within the United States. In addition, the Employment Agreements provide that the Executive will not, at any time during the Employment Period and during the one-year period that shall begin on the termination of the Executive's employment with the Company, solicit business of the same or similar type as the business being carried on by the Company from any person known by the Executive to be a customer of the Company, or solicit, employ or otherwise engage as an employee, independent contractor or otherwise any person who is or was an employee of the Company at any time during the Employment Period.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company is unaware of any Compensation Committee Interlocks. Messrs. Lawrence E. Tilton, Richard B. Curran and Alan M. Sager serve on the Compensation Committee. None of the members was an officer or employee of the Company or any of its subsidiaries during 1997, except that Mr. Curran served as Secretary of the Company without compensation from August 14, 1997 to December 19, 1997.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is composed of three outside directors, Messrs. Lawrence E. Tilton, Alan M. Sager and Richard B. Curran. The Committee is responsible for recommending to the full Board of Directors the compensation for the executive officers and providing assistance to the Chief Executive Officer for determining the annual compensation of officers of the Company's subsidiaries. Currently, at the request of the Company's two executive officers Messrs. DeRoeck and Thomajan, neither such executive officer is being paid a salary or other compensation for such executive officer's services to the Company except with respect to the options awarded to each of them pursuant to the 1997 Option Plan. (In addition, both Messrs. DeRoeck and Thomajan received options for 4,000 shares in 1997 pursuant to the 1995 NEDSOP prior to becoming the executive officers of the Company. See "1995 Non-Employee Directors Stock Option Plan" and "1997 Option Plan" above.) The Committee is also responsible for administering the 1995 NEDSOP. On September 3, 1997 the Committee approved the 1997 Option Plan and awarded the Option Grants by unanimous vote. The 1997 Option Plan will be administered by the Committee. The Committee may promulgate rules and regulations for the operation of the 1997 Option

Plan and will generally supervise the administration of the 1997 Option Plan. Subject to certain limitations, the Board of Directors, in its discretion, may also modify or amend the 1997 Option Plan without shareholder approval. In the event the shareholders of the Company approve the 1998 NEDSOP and the 1998 Employee Incentive Stock Option Plan, the Committee will also administer these Plans.

     The Compensation Committee intends to continue to evaluate the performance of the Company in light of management's efforts and to recommend to the Board of Directors appropriate adjustments in compensation as the situation warrants.

        Submitted by:

        Lawrence E. Tilton
         Chairman of the Compensation Committee

        Richard B. Curran

        Alan M. Sager

FIVE-YEAR CUMULATIVE TOTAL RETURN CHART

     The graph below compares total shareholder returns for the Company over the last five years to the Standard & Poor's 500 Stock Index and the Diversified Companies listed in "The Value Line Investment Survey" assuming a $100 investment made on December 31, 1992. This index has been selected because there is no readily ascertainable survey of businesses in the Company's combined industries or market capitalization. Management believes this survey constitutes the most comparable index of companies for which information is readily attainable. Each of the three measures of cumulative total return assumes reinvestment of dividends. The stock performance shown on the graph below is not necessarily indicative of future price performance.

                                                        TCC                               S&P 600
               Measurement Period                   Industries,                            Small
             (Fiscal Year Covered)                      Inc.           S&P 500(1)          Cap(1)
1992                                                        100.00            100.00            100.00
1993                                                        220.00            109.90            121.36
1994                                                        450.00            111.30            118.18
1995                                                        160.00            152.70            153.39
1996                                                        130.00            187.30            185.91
1997                                                        485.00            249.30            233.25

---------------

(1) Accumulated values on the S&P Indices include the reinvestment of capital.

             APPROVAL OF 1998 EMPLOYEE INCENTIVE STOCK OPTION PLAN

     The proposed 1998 Employee Incentive Stock Option Plan (the "1998 Incentive Plan") is intended to support the achievement of the Company's business objectives by providing stock-based incentives which focus participants on the Company's longer-term objectives and specifically link participants' interests to stockholder interests. Awards under the 1998 Incentive Plan are designed to retain, reward and motivate participants below the level of senior vice president to contribute to the Company's continued success and to encourage their ownership of the Company's stock.

     The following is a summary of certain provisions of the 1998 Incentive Plan, which is qualified by reference to the complete text of the 1998 Incentive Plan set forth in Annex A to this proxy statement. Subject to adjustment as described below, the 1998 Incentive Plan authorizes the Compensation Committee (the "Committee") to grant, over a ten-year period, options to purchase up to a maximum of 100,000 shares of the Company's Common Stock. If any option expires, or is terminated without having been exercised in full or is forfeited or canceled, the unpurchased shares subject to such option will again be available for the grant of options under the 1998 Incentive Plan. Any shares used as full or partial payment by an optionee upon exercise of an option will also be available for the purposes of the 1998 Incentive Plan.

     The 1998 Incentive Plan is administered by the Committee, which is appointed by the Board of Directors from those of its members who are non-employees of the Company as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee determines the individuals to whom, and the time or times at which, options are granted and the number of shares subject to each option. The Committee has plenary authority to interpret the 1998 Incentive Plan, to determine the terms and provisions of each option agreement (which need not be identical) and to make all other determinations in the administration of the 1998 Incentive Plan. The Committee may delegate to the Chief Executive Officer of the Company the authority to grant options to individuals who are not subject to the requirements of Section 16(a) of the Exchange Act (i.e., those who are not officers (as defined in Rule 16a-1) or directors of the Company). The Committee shall have the authority to appoint a subcommittee whose members qualify as "outside directors" under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder to administer awards under the 1998 Incentive Plan to the extent required to meet the requirements of Section 162(m) of the Code and the regulations thereunder.

     Key employees of the Company and its subsidiaries holding positions below the level of senior vice president are eligible to receive awards under the 1998 Incentive Plan.

     It is intended that options approved by the Committee will be in the form of "incentive stock options" consistent with Section 422 of the Code.

     The purchase price under each option may not be less than 100% of the fair market value of the common stock at the time of grant. The purchase price is to be paid in cash or, in the discretion of the Committee, in common stock of the Company with an equivalent market value or in cash and common stock.

     The maximum aggregate fair market value (determined at the time an option is granted) of common stock with respect to which incentive stock options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and its subsidiaries) may not exceed the amount specified in Section 422(d) of the Code (currently $100,000).

     The term of each option will be not more than 10 years from the date of grant. Subject to limitations set out in the next paragraph, options will be exercisable at such time or times as the Committee in each instance approves, which need not be uniform for all options. In the event of a "Change of Control," all options shall become fully exercisable. A "Change of Control" means: (1) the purchase or other acquisition (other than from the Company) by a person, entity or group of 20% or more of the Company's voting securities; (2) the persons who constitute the Board of Directors as of the date of adoption of the 1998 Incentive Plan ("Incumbent Board Members") and persons who subsequently become members of the Board with the approval of a majority of Incumbent Board Members and other members so approved, cease to constitute a majority of the Board; or (3) approval by the stockholders of the Company of (a) a reorganization, merger or consolidation pursuant to which the persons who were stockholders of the Company prior thereto do not thereafter own more than 50% of the voting power of the Company; (b) a liquidation or dissolution of the Company; or (c) a sale of all or substantially all of the assets of the Company.

     Options are not transferable otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee. An option must be exercised prior to the termination of employment with the Company, except as follows: (a) if employment of an optionee is terminated with the approval of the optionee's employer, to the extent it was exercisable at the date of termination, within three months after such termination but not after ten years of the granting thereof; (b) if employment is terminated on account of disability (as determined by the Committee), the option may be exercised, to the extent it was exercisable at the date of termination, within one year after such termination but not after ten years of the granting thereof; (c) in the event of death of the optionee while employed by the Company or one of its subsidiaries, or within three months after termination of employment (or one year in the case of termination due to disability), the option may be exercised, to the extent it was exercisable at the date of death, within one year after the date of death but not after ten years of the granting thereof.

     The number of shares subject to options and the option prices will be appropriately adjusted in the event of changes in the outstanding common stock by reason of stock dividends, recapitalizations, mergers, consolidations, spin-offs, split-ups, combinations or exchanges of shares and the like. The Board of Directors may at any time terminate or modify the 1998 Incentive Plan, except that without further approval of the stockholders it may not make any modifications which by law require such approval. The 1998 Incentive Plan will terminate on March 25, 2008. Options outstanding at the termination of the 1998 Incentive Plan will not be affected by such termination.

     No determination has been made with respect to persons who may be granted options under the 1998 Incentive Plan.

     Federal Income Tax Consequences. An optionee does not realize income on the grant of an incentive stock option. If an optionee exercises an incentive stock option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option or within one year from the date of exercise, the optionee will not realize any income by reason of the exercise, and neither the Company nor its subsidiaries will be allowed a deduction by reason of the grant or exercise. The optionee's basis in the shares acquired upon exercise will be the amount of cash paid upon exercise. Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, the gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of gain or loss will be the difference between the amount realized on the disposition of the shares and the optionee's basis in the shares.

     If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise (an "Early Disposition"), the optionee will realize ordinary income at the time of disposition which will equal the excess, if any, of the lesser of (a) the amount realized on the disposition, or (b) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company or one of its subsidiaries will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on disposition of such shares over the fair market value of the shares on the date of exercise will be long- or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition. If an optionee disposes of such shares for less than his or her basis in the shares, the difference between the amount realized and such basis will be a long- or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

     PROSPECTIVE OPTIONEES SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE CONSEQUENCES OF THE ACQUISITION, EXERCISE, OWNERSHIP AND DISPOSITION OF OPTIONS AND THE UNDERLYING SHARES OF COMMON STOCK.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 1998 INCENTIVE PLAN.

           APPROVAL OF 1998 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     The Board of Directors has approved a 1998 Non-Employee Directors Stock Option Plan (the "1998 NEDSOP") which has the effect of replacing the 1995 NEDSOP and increasing the number of shares of the Company's Common Stock which can be issued to non-employee directors pursuant to stock options, from 75,000 shares to 104,000 shares. As a result of the adoption of the 1998 NEDSOP, after giving effect to adjustments for canceled stock options under the 1995 NEDSOP, there are 104,000 shares available for issuance upon exercise of options granted under the 1995 NEDSOP and to be granted under the 1998 NEDSOP.

     The 1998 NEDSOP changes the compensation for existing directors (as described below) and makes available shares that may be issued upon the grant of future options to persons who become non-employee directors of the Company in the event either or both of the two remaining Board positions are filled. As discussed above (see "1995 Non-Employee Directors Stock Option Plan") pursuant to the terms of the 1995 NEDSOP, each non-employee director is entitled to receive one option to purchase 4,000 shares of Company Common Stock upon becoming a director. Also under the 1995 NEDSOP, each director receives an option to purchase 2,000 shares on the second anniversary of becoming a director and an additional option to purchase 2,000 shares on the fourth anniversary of becoming a director. Under the 1998 NEDSOP, each current non-employee director and any future non-employee director, upon coming a director, will be entitled to receive one option which vests 25% immediately and 25% on each of the next three anniversaries thereafter, to purchase an aggregate of 16,000 shares of Company Common Stock. No director currently holds vested options. In deciding to adopt the 1998 NEDSOP to increase the number of shares, the Board believes that the most appropriate means of compensating current and future directors is to provide them with stock options, which represent a direct link between compensation and shareholder value, rather than offering directors cash remuneration.

     Other than increasing the number of shares available for issuance to non-employee directors pursuant to stock options, the 1998 NEDSOP does not represent any significant changes over the 1995 NEDSOP, except for the extension of the period during which options may be granted thereunder from August 2, 2005, the expiration date of the 1995 NEDSOP, to March 25, 2008, the expiration date of the 1998 NEDSOP. Other variations between the 1995 NEDSOP and the 1998 NEDSOP exist; however, such variations are not regarded by management for the Company as significant. A copy of the 1998 NEDSOP is set forth in Annex B to this proxy statement.

     A general description of the history, purpose and terms of the 1998 NEDSOP and its predecessor the 1995 NEDSOP, is set forth elsewhere in this proxy statement under "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS -- 1998 Non-Employee Directors Stock Option Plan" and "-- 1995 Non-Employee Directors Stock Option Plan."

     Options granted under the 1998 NEDSOP are intended to be nonqualified stock options and not treated as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended. Under current federal income tax law, a director who is granted a nonqualified stock option does not have taxable income at the time of grant, but generally does have taxable income at the time of exercise equal to the excess of the fair market value of the shares on the exercise date over the option price. The Company is entitled to a deduction at the time the director recognizes income in an amount equal to such income. Upon disposition of the shares acquired through exercise of the option, the director will recognize gain or loss measured by the difference between the amount received for the shares and their basis, which is generally the fair market value of the shares on the date of exercise.

     The Board of Directors may at any time amend or discontinue the 1998 NEDSOP, except that no amendment or discontinuance shall change or impair any stock options previously granted without the consent of the optionee. No amendment of the 1998 NEDSOP shall be made more than once every six months that would change the amount, price or timing of stock option grants to be made hereunder, and no amendment shall be made without the approval of the Company's shareholders that would materially increase benefits under the 1998 NEDSOP, materially increase the number of shares that may be issued under the Plan or materially modify the requirements for eligibility under the 1998 NEDSOP.

     Approval of the 1998 NEDSOP by the affirmative vote of the holders of a majority of the shares cast on the 1998 NEDSOP is required. If the 1998 NEDSOP is not approved by the shareholders, the 1995 NEDSOP will continue as currently in effect. If the 1998 NEDSOP is not approved, the Company may find it necessary to compensate outside directors through the use of cash compensation or other means in order to continue to attract and retain such directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 1998 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

                 INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

LINE OF CREDIT

     On September 15, 1997, NationsBank of Texas, N.A. ("Bank"), agreed to extend to the Company a $5,000,000 line of credit ("Line of Credit") for the Company's use in financing, to the extent the Company's funds are not sufficient, the initial operations of Paladin Financial, Inc. ("Paladin"), Barton Creek Capital Corporation and Texas Capital Markets, Inc. ("Texas Capital").

     In order for the Company to obtain the Line of Credit (and secure the favorable interest rate in conjunction therewith described below), Walter A. DeRoeck, Chairman and Chief Executive Officer of the Company, and Robert Thomajan, President of the Company, have each personally guaranteed the performance of the Company's obligations to the Bank under the Line of Credit.

     The Line of Credit, which matures on September 15, 1998, calls for quarterly interest payments to be made by the Company at the Bank's prime rate of interest, less 0.5%, per annum. The Company's other bank debt, which is secured by the receivables and inventory of Allen-Lewis Manufacturing Company, is financed at an annual interest rate of 12%, which is 3.5% over the annual rate of interest secured by the Company on the Line of Credit as a result of the personal guaranties provided by Messrs. DeRoeck and Thomajan. As of March 23, 1998, the Company has approximately one million dollars available under the Line of Credit. In the event that Paladin is sold, it is anticipated that the unpaid balance of the line of credit will be repaid from a portion of the proceeds of the sale.

     Because of the guaranties provided by Messrs. DeRoeck and Thomajan, the Company was not required to secure the performance of its obligations under the Line of Credit by pledging as collateral any of its assets or other properties.

     Under the terms of their respective guaranties, both Mr. DeRoeck and Mr. Thomajan have agreed that, following the request of the Bank, they will not demand or receive from the Company payment of any debt, now or at any time hereafter owing by the Company to them unless and until all of the Company's obligations under the Line of Credit have been fully paid and performed.

     In the event that either Mr. DeRoeck or Mr. Thomajan is required to make payment to the Bank under the terms of their respective guaranties in satisfaction of the Company's obligations under the Line of Credit, he would have a right or cause of action against the Company for reimbursement of any such amounts paid to the Bank. However, under the terms of their respective guaranties, Mr. DeRoeck and Mr. Thomajan have waived any such right of reimbursement from the Company until such time as all of the Company's obligations to the Bank under the terms of the Line of Credit have been fully paid and performed.

     With the exception of the Options that have been awarded to them under the 1997 Option Plan, neither Mr. DeRoeck nor Mr. Thomajan has requested, nor has the Company agreed to the payment of, any compensation or other remuneration to Mr. DeRoeck or Mr. Thomajan in consideration of their agreement to guarantee the obligations of the Company under the Line of Credit.

END USER SOFTWARE LICENSE AGREEMENT

     Paladin has entered into an End User Software License Agreement ("License Agreement") with Lending Technologies, Inc. ("Lending Technologies") pursuant to which Lending Technologies has granted Paladin a nonexclusive, worldwide license to use certain proprietary computer software, which is currently identified as LendTech 2000(TM) ("LT2K(TM)"). The LT2K(TM) software, upon completion of final testing and development, will be used by Paladin to automate and streamline the loan origination process, from application entry to the closing of the loan, by integrating state-of-the-art technologies in application processing and distributed communications. The terms of the License Agreement require Paladin to pay a monthly royalty fee to Lending Technologies equal to 0.5% of the original principal balance of all loans closed and funded by Paladin through the use of the LT2K(TM) software. No fees were paid or accrued under the License Agreement from 1997.

     Richard F. Watkins, Chairman, President and Chief Executive Officer of Texas Capital, and Jorge Sauri, Executive Vice President of Paladin, collectively own 49% of the outstanding shares of capital stock of Lending Technologies. As a result of their ownership interest in Lending Technologies, Messrs. Watkins and Sauri will indirectly benefit from the royalty fees paid to Lending Technologies by Paladin.

     Although Lending Technologies is bound by the License Agreement, for a period of four years, Paladin may terminate the License Agreement at any time during its term, at no additional cost to Paladin.

                            INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company voted to appoint Coopers & Lybrand L.L.P., independent accountants, or its successor in the event its merger with Price Waterhouse, LLP is approved, to audit the accounts of the Company for the fiscal year ended December 31, 1998. Coopers & Lybrand, L.L.P. also served as auditors for the Company for each of the preceding three fiscal years ended December 31. If the shareholders of the Company do not approve such appointment, the Board of Directors will not appoint the firm as auditors for the fiscal year ended December 31, 1998. A representative of Coopers & Lybrand L.L.P. is expected to attend the Annual Meeting and will have the opportunity to make a statement if so desired. Such representative is expected to be available to respond to appropriate questions. Neither Coopers & Lybrand nor any of its associates has any relationship with the Company except in the capacity as the Company's auditor.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF THE ACCOUNTANTS.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Shareholder proposals intended to be presented at the Company's 1999 annual meeting of shareholders pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission must be received by the Company at its executive offices, 504 Lavaca Street, Suite 1004, Austin, Texas 78701, attention of the Assistant Secretary, on or before December 4, 1998.

     The bylaws of the Company establish procedures for bringing business before any annual meeting of shareholders of the Company and for shareholder nominations for elections of directors of the Company. In order to submit properly any business to an annual meeting of shareholders, a shareholder must give timely notice in writing to the secretary of the Company. To be considered timely, a shareholder's notice must be delivered either in person or by United States certified mail, postage prepaid, and received at the principal executive offices of the Company (a) not less than one hundred twenty (120) days nor more than one hundred fifty (150) days before the first anniversary date of the Company's proxy statement in connection with the last annual meeting of shareholders (no later than December 4, 1998 and no earlier than November 4, 1998, in the case of the 1999 annual meeting of shareholders), or (b) if no annual meeting has been called after the expiration of more than thirty (30) days from the date for such meeting contemplated at the time of the previous year's proxy statement, not less than a reasonable time, as determined by the Board of Directors, prior to the date of the applicable annual meeting. A shareholder may nominate a person or persons for election to the Board of Directors by giving written notice to the secretary of the Company in accordance with the procedures set forth above. In addition to the timeliness requirements set forth above for notice to the Company by a shareholder of business to be submitted at an annual meeting of shareholders, with respect to any special meeting of shareholders called for the election of directors, written notice must be delivered in the manner specified above and not later than the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. A shareholder's notice to submit business to an annual meeting of shareholders shall set forth (i) the name and address of the shareholder, (ii) the class and number of shares of stock beneficially owned by such shareholder, (iii) the name in which such shares are registered on the stock transfer books of the Company, (iv) a representation that the shareholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice, (v) any material interest of the shareholder in the business to be submitted, and (vi) a brief description of the business desired to be submitted to the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting. In addition, the shareholder making such proposal shall promptly provide any other information reasonably requested by the Company. In addition to the information required above to be given by a shareholder who intends to submit business to a meeting of shareholders, if the business to be submitted is the nomination of a person or persons for election to the Board of Directors then such shareholder's notice must also set forth, as to each person whom the shareholder proposes to nominate for election as a director, (a) the name, age, business address and, if known, residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of stock of the Company which are beneficially owned by such person, (d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, (e) the written consent of such person to be named in the proxy statement as a nominee to serve as a director if elected, and (f) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder.

                       FINANCIAL STATEMENTS AND FORM 10-K

     The Consolidated Financial Statements of the Company and its subsidiaries, which include audited consolidated balance sheets as of December 31, 1997 and 1996 and audited consolidated statements of operations, shareholders' equity and cash flows for the years ended December 31, 1997, 1996 and 1995, are contained in the Company's Annual Report to the Securities and Exchange Commission on Form 10-K. The Company will furnish without charge to each person who was a beneficial owner of its securities on March 23, 1998, the record date for the Company's Annual Meeting of Shareholders, and who wishes to receive a copy of the Company's Form 10-K, upon the written request of any such person, a copy of such Form 10-K for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission. Requests for copies of such report should be directed to John I. Whiteley, Assistant Secretary, TCC Industries, Inc., 504 Lavaca Street, Suite 1004, Austin, Texas 78701.

                                 OTHER MATTERS

     The Board of Directors of the Company does not know of any other matters to be acted upon at the meeting. However, if any other matter properly comes before the meeting, the persons voting the proxies will vote them in accordance with their best judgment.

April 3, 1998.

                                    ANNEX A

                              TCC INDUSTRIES, INC.
                   1998 EMPLOYEE INCENTIVE STOCK OPTION PLAN

1. PURPOSE OF THE PLAN

     The TCC Industries, Inc. 1998 Stock Option Plan (the "Plan") is intended as an incentive to key employees holding positions below the level of senior vice president of TCC Industries, Inc. (the "Company") and its subsidiaries. Its purposes are to retain employees with a high degree of training, experience and ability, to attract new employees whose services are considered particularly valuable, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company. It is intended that the options granted hereunder will qualify as Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986 as amended (the "Code") ("Incentive Stock Options").

2. STOCK SUBJECT TO THE PLAN

     (a) Stock Available For Grants of Options. The maximum number of shares of Common Stock of the Company ("Common Stock") which may be issued under the Plan is 100,000, subject to adjustment under Paragraph 16.

     (b) Reservation of Shares. The Company will allocate and reserve in each fiscal year a sufficient number of shares of its Common Stock for issue upon the exercise of options granted under the Plan.

     (c) Treasury Shares. The Company may, in its discretion, use shares held in the Treasury or authorized but unissued shares of Common Stock for the Plan. Any shares covered by an option (or portion of an option) granted under the Plan, which is forfeited, canceled or expires, shall be deemed not to have been delivered for purposes of determining the maximum number of shares available for delivery under the Plan. If any option is exercised by tendering shares of Common Stock, either actually or by attestation, to the Company as full or partial payment in connection with the exercise of an option under this Plan or any prior plan of the Company, only the number of shares issued net of the shares tendered shall be deemed delivered for purposes of determining the maximum number of shares available for delivery under the Plan. In addition, any shares that relate to options granted under the Plan which are forfeited back to the Company because of failure to meet an option contingency or condition shall again be available for delivery pursuant to new options granted under the Plan.

3. ADMINISTRATION

     The Plan shall be administered by the Committee referred to in Paragraph 4 (the "Committee"). Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, options shall be granted and the number of shares to be subject to each option. In making such determinations the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Company's (or any subsidiary's) success and such other factors as the Committee, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective stock option agreements (which need not be identical) and to make all other determinations which the Committee believes necessary or advisable for the proper administration of the Plan. The Committee's determinations on matters relating to the Plan shall be final and conclusive on the Company and all participants. The Committee may, in its discretion, delegate to the Chief Executive Officer of the Company (the "CEO") the authority to determine the individuals to whom, and the time or times at which and terms upon which, options shall be granted and the number of shares to be subject to each option; provided, however, that the Committee may not delegate such authority to the CEO with respect to employees of the Company who are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 as amended (the "1934 Act").

4. THE COMMITTEE

     The Committee shall consist of two or more non-employee directors as defined in Rule 16b-3 under the 1934 Act or any successor Rule. In the event the Committee shall no longer meet the qualification requirements set forth above, the Board of Directors of the Company shall appoint a new committee to administer the Plan, whose members shall cause the committee to qualify under the transaction approval requirements of Rule 16b-3. The Committee shall have the authority to appoint a subcommittee whose members qualify as "outside" directors under Section 162(m) of the Code and the regulations thereunder, to administer options under the Plan to the extent required to meet the requirements of Section 162(m) of the Code and the regulations thereunder.

5. ELIGIBILITY

     The Committee's powers and authority to award options include, but are not limited to, selecting individuals who are key employees holding positions below the level of senior vice president of the Company and its subsidiaries. Options granted under the Plan shall not be affected by an employee's transfer of employment from the Company to a subsidiary, from a subsidiary to the Company or between subsidiaries.

6. OPTION PRICES

     The purchase price of the Common Stock under each option shall not be less than 100% of the fair market value of the Common Stock at the time of the granting of the option; provided, however, that in the case of an option granted to an individual who, at the time such option is granted, owns (as defined by the Code including, without limitation, ownership by attribution from family members) stock of the Company or any subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary (a "More Than Ten Percent Owner"), the purchase price of the Common Stock shall be not less than 110% of the fair market value of the Common Stock at the time of the granting of the option. Such fair market value shall generally be considered to be the mean between the high and low prices of the Company's Common Stock as reported on the New York Stock Exchange Composite Tape for the day the option is granted; provided, however, that the Committee may adopt any other criteria for the determination of such fair market value as it may determine appropriate.

7. PAYMENT OF OPTION PRICES

     The purchase price is to be paid in full upon the exercise of the option, either (i) in cash, (ii) in the discretion of the Committee, by the tender either actually or by attestation to the Company of shares of the Common Stock of the Company, owned by the optionee and registered in the optionee's name or held for the optionee's benefit by a registered holder, having a fair market value equal to the cash exercise price of the option being exercised, with the fair market value of such stock to be determined in such appropriate manner as may be provided for by the Committee or as may be required in order to comply with, or to conform to the requirements of, any applicable laws or regulations, or (iii) in the discretion of the Committee, by any combination of the payment methods specified in clauses (i) and (ii) hereof. However, no shares of Common Stock may be tendered in exercise of an Incentive Stock Option if such shares were acquired by the optionee through the exercise of an Incentive Stock Option or an employee stock purchase plan described in Section 423 of the Code, unless
(i) such shares have been held by the optionee for at least one (1) year and
(ii) at least two (2) years have elapsed since such option was granted. The cash proceeds from sales of stock subject to option are to be added to the general funds of the Company and used for its general corporate purposes. The shares of Common Stock of the Company received by the Company as payment of the option price are to be added to the shares of the Common Stock of the Company held in its Treasury and used for the purposes of granting options under the Plan.

8. OPTION AMOUNTS

     The maximum aggregate fair market value (determined at the time an option is granted in the same manner as provided for in Paragraph 6 hereof) of the Common Stock of the Company with respect to which

Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and its subsidiaries) shall not exceed the amount set forth in Section 422(d) of the Code (which is currently $100,000). If such maximum aggregate fair market value of the Common Stock of the Company (described in the preceding sentence) is exceeded in the event of an acceleration of vesting in accordance with Paragraph 9 hereunder, then such portion of such Incentive Stock Options being exercised which exceed said aggregate fair market value of the Common Stock of the Company may no longer qualify as Incentive Stock Options within the meaning of the Code and such Options shall instead be treated as non-qualified options within the meaning of the Code.

9. EXERCISE OF OPTIONS

     The term of each option shall be not more than ten (10) years from the date of granting thereof or such shorter period as is prescribed in Paragraph 10 hereof; provided, however, that in the case of an potion granted to a More Than Ten Percent Owner, the term of each option shall be not more than five (5) years from the date of granting thereof or such shorter period as prescribed in paragraph 10 hereof. Within such limit, options will be exercisable in one or more installments with one-third of the options exercisable on the first anniversary of the grant date, two-thirds of the options exercisable on the second anniversary of the grant date, and all options exercisable on the third anniversary of the grant date; provided, however, that except as provided in Paragraphs 10 and 11 hereof, no option may be exercised at any time unless the optionee is then an employee of the Company or its subsidiaries and has been so engaged or employed continuously since the granting of the option. The holder of an option shall have none of the rights of a stockholder with respect to the shares subject to option until such shares shall be issued to such holder upon the exercise of the option. Notwithstanding the foregoing, in the event of a Change of Control (as hereinafter defined) all options shall become fully exercisable. For this purpose, a "Change of Control" shall mean:

          (a) The purchase or other acquisition (other than from the Company) by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the 1934 Act (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of 20% or more of either the then-outstanding shares of Common Stock or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors; or

          (b) Individuals who, as of the date of the adoption of the Plan, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this paragraph, considered as though such person were a member of the Incumbent Board; or

          (c) Approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation would not immediately thereafter own more than 50% of, respectively, the common stock and the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation's then-outstanding voting securities, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

10. TERMINATION OF EMPLOYMENT

     Any option issued hereunder must be exercised prior to the optionee's termination of employment with the Company or a subsidiary, except that if the employment of an optionee terminates other than "for cause" (as defined in such employee's employment agreement with the Company or a subsidiary or in the Company's current employee manual, as applicable), then the employee may exercise such option at any time within three (3) months after such termination, but not after ten (10) years (or five (5) years in the case of an option granted to a More Than Ten Percent Owner) from the date of the granting thereof, but only to the extent that the optionee was entitled to exercise it at the date of such termination of employment. If an optionee terminates employment on account of disability, the optionee may exercise such option, to the extent the optionee was entitled to exercise it at the date of such termination, at any time within one (1) year of the termination of employment but not after ten (10) (or five
(5) years in the case of an option granted to a More Than Ten Percent Owner) years from the date of the granting thereof. For this purpose a person shall be deemed to be disabled if he or she is permanently and totally disabled within the meaning of Section 422(c)(6) of the Code, which, as of the date hereof, means that he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. A person shall be considered disabled only if he or she furnishes such proof of disability as the Committee may require. Options granted under the Plan shall not be affected by any change of employment so long as the optionee continues to be an employee of the Company or a subsidiary thereof. The option agreements may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary thereof to terminate his or her employment at any time.

11. DEATH

     In the event of the death of an optionee under the Plan, while he or she is employed by the Company (or a subsidiary of the Company) or within three (3) months after termination of such employment (or one (1) year in the case of the termination of employment of an optionee who is disabled, as provided in Paragraph 10 above), the option theretofore granted may be exercised, to the extent exercisable at the date of death, by a legatee or legatees under the optionee's last will, or by personal representatives or distributees, at any time within a period of one (1) year after death, but not after ten (10) years (or five (5) years in the case of an option granted to a More Than Ten Percent Owner) from the date of granting thereof.

12. NON-TRANSFERABILITY OF OPTIONS

     Each option granted under the Plan shall by its terms be non-transferable otherwise than by will or the laws of descent and distribution. An option may be exercised during the lifetime of an optionee only by such optionee.

13. SUCCESSIVE OPTION GRANTS

     Successive option grants may be made to any holder of options under the Plan.

14. REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCHANGE LISTING

     It is intended that the options and Common Stock covered by the Plan will be registered under the Securities Act of 1933, as amended. At the time any Common Stock is issued or transferred to satisfy the exercise of a option granted under the Plan, such Common Stock will have been listed (or listed subject to notice of issuance) on the New York Stock Exchange.

15. GOVERNMENT REGULATIONS

     Notwithstanding any of the provisions hereof or of any option granted hereunder, the obligation of the Company or any subsidiary to sell and deliver Common Stock under such option shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required, and the recipient shall agree that he will not exercise or convert any option granted hereunder, and that the Company or any subsidiary will not be obligated to issue any Common Stock under any such option if the exercise thereof or if the issuance of such Common Stock shall constitute a violation by the recipient or the Company or any subsidiary of any provision of any applicable law or regulation of any governmental authority.

16. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR CORPORATE ACQUISITIONS

     Notwithstanding any other provisions of the Plan, the option agreements may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to each outstanding option, the option prices in the event of changes in the outstanding Common Stock by reason of stock dividends, recapitalizations, mergers, consolidations, spin-offs, split-offs, split-ups, combinations or exchanges of shares and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted to any individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive. In the event the Company or a subsidiary, enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee may grant options to employees or former employees of such corporation in substitution of options previously granted to them upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in Section 424(a) of the Code.

17. AMENDMENT AND TERMINATION

     The Board or the Committee may at any time terminate the Plan or make such modifications of the Plan as they shall deem advisable; provided, however, that the Board or the Committee may not, without further approval by the holders of Common Stock, make any modifications which, by applicable law or rule, require such approval. No termination or amendment of the Plan may, without the consent of the optionee to whom any option shall theretofore have been granted, adversely affect the rights of such optionee under such option.

18. EFFECTIVENESS OF THE PLAN

     The Plan will become effective upon adoption by the Board of Directors of the Company on March 25, 1998, subject to approval of the Plan by the stockholders of the Company within twelve (12) months of such date. Options may be granted before such stockholder approval (but may not be exercisable before such approval), and if such approval is not obtained, this Plan and such options shall be void and of no force or effect.

19. TIME OF GRANTING OF OPTIONS

     An option grant under the Plan shall be deemed to be made on the date on which the Committee, by formal action of its members duly recorded in the records thereof, or the CEO, as the case may be, makes an award of an option to an eligible employee of the Company or one of its subsidiaries, provided that such option is evidenced by a written option duly executed on behalf of the Company and on behalf of the optionee within a reasonable time after the date of the Committee or CEO action.

20. TERM OF PLAN

     The Plan shall terminate ten (10) years after the date on which it was initially approved and adopted by the Board as set forth under Paragraph 18 and no option shall be granted hereunder after the expiration of such ten-year period. Options outstanding at the termination of the Plan shall continue in full force and effect and shall not be affected thereby.

21. INDEMNIFICATION OF BOARD OF DIRECTORS AND COMMITTEE

     No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. In addition to such other rights of indemnification as they may have as members of the Board of Directors, the members of the Board of Directors and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, the Board of Directors or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board of Directors or Committee member undertakes to handle it on his own behalf.

                                     * * *

     The foregoing Plan was adopted by the Board of Directors of the Company on March 25, 1998.

                                    ANNEX B

                              TCC INDUSTRIES, INC.
                 1998 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                                  BACKGROUND:

     TCC Industries, Inc., a Texas corporation, (the "Corporation") currently has in effect that certain 1995 Non-Employee Directors Stock Option Plan, which plan was amended February 28, 1996 (said plan, as so amended, being referred to herein as the "Original Plan"). Under the Original Plan, options have been granted for the purchase of an aggregate of 30,400 shares of Common Stock to the persons and in the amounts described on Schedule 1 attached hereto. The Original Plan is being terminated simultaneously with the ratification and approval of this Plan by the stockholders of the Corporation. The termination of the Original Plan will not impair options which have vested and are outstanding under the Original Plan. Capitalized words and phrases used in this Plan, and not otherwise defined herein, have the meanings stated in Section 18 below.

     1. STATEMENT OF PURPOSE. The principal purpose of the TCC Industries, Inc. 1998 Non-Employee Directors Stock Option Plan (the "Plan") is to benefit the Corporation through offering its directors who are not employees or officers of the Corporation or its subsidiaries (each a "Non-Employee Director") a favorable opportunity to become holders of the Common Stock, thereby giving them a stake in the growth and prosperity of the Corporation, in order to align more fully their viewpoints with the other stockholders of the Corporation and to encourage them to continue serving as directors of the Corporation.

     2. ELIGIBILITY. Options shall be granted under this Plan (the "Options") only to Non-Employee Directors.

     3. TOTAL SHARES SUBJECT TO PLAN. Under the Original Plan options covering a total of 30,400 shares have been granted and are outstanding. Under the Plan an additional 73,600 shares have been reserved for issuance upon the exercise of the Options. The Corporation shall reserve sufficient shares to meet the Plan's requirements. Shares issued upon the exercise of an Option may be authorized and unissued shares or shares held in the Corporation's treasury. If an outstanding Option expires or terminates, shares allocable to the unexercised portion of the Option may be optioned again under this Plan.

     4. PLAN ADMINISTRATION. The Committee will administer this Plan. The Committee will interpret and construe the Plan and the terms of any Option and will make all other decisions necessary or advisable for administering the Plan.

     5. OPTION GRANTS. (a) Each person eligible to receive an Option pursuant to the terms of Section 2 hereof will receive an Option for the purchase of 16,000 shares of Common Stock, which vests 25% immediately and 25% on each of the next three successive anniversaries. Thereafter, such Non-Employee Director will not be eligible to receive any further or additional grants or awards of Options under this Plan, regardless of whether such Non-Employee Director exercises in whole or in part the Option or Options representing the original grant.

     (b) Subject to adjustment under Section 10, the exercise price shall be the fair market value of the Common Stock at the time the option is granted, as determined by the mean between the high and low prices of the Common Stock as reported on the New York Stock Exchange Composite Tape for the day the option is granted; provided, however, that the Committee may adopt any other criteria for the determination of such fair market value as it may determine to be appropriate.

     (c) An Option may not be granted after March 25, 2008. An Option must be exercised within 10 years after the date the Option is granted.

     (d) Options granted under the Plan are not intended to be treated as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     6. NON-TRANSFERABILITY OF OPTION. During the lifetime of the Optionee, Options shall be exercisable only by the Optionee. Options shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or the regulations thereunder.

     7. EXERCISE AND PAYMENT. An Option may be exercised from time to time during the term of the Option as to any or all full shares which have vested under the Option, subject to compliance with the terms of the agreement evidencing the Option. Exercise of an Option will not be effective until the Corporation has received written notice of the exercise, specifying the whole number of shares to be purchased, accompanied by payment in full of the aggregate price of the Common Stock purchased. Fractional shares will not be issued or sold. The purchase price of Common Stock for which an Option is exercised must be paid to the Corporation in full at the time of exercise. Payment may be in the form of (i) cash or (ii) in the discretion of the Committee, by the tender either actually or by attestation to the Corporation of shares of the Common Stock of the Corporation, owned by the Optionee and registered in the optionee's name or held for the optionee's benefit by a registered holder, having a fair market value equal to the cash exercise price of the option being exercised, with the fair market value of such stock to be determined in such appropriate manner as may be provided for by the Committee or as may be required in order to comply with, or to conform to the requirements of, any applicable laws or regulations, or (iii) in the discretion of the Committee, by any combination of the payment methods specified in clauses (i) and (ii) hereof. Within a reasonable time after payment is received, the Corporation will issue and deliver to Optionee a certificate representing the Common Stock purchased.

     Optionee agrees to remit to the Corporation the cash required for the Corporation to satisfy its withholding requirements under the Code which arise as a result of an Optionee exercising Options. In the event Optionee does not remit such requisite cash, the Corporation shall have the authority to (i) withhold the minimum shares of Common Stock otherwise due to such Optionee upon such Optionee's exercise of an Option in order to satisfy the Corporation's obligation to withhold for federal and state taxes upon such exercise with respect to such Optionee or (ii) take such other actions which the Corporation may deem reasonably necessary in order to satisfy its obligation to withhold for federal and state taxes upon such exercise with respect to such Optionee.

     8. TERMINATION -- EXERCISE THEREAFTER. (a) In the event an Optionee ceases to be a director of the Corporation for any reason other than death or permanent disability, the Optionee may exercise the outstanding portion of his or her Option at any time within three months after such termination to the extent Optionee's right to exercise has vested; provided that if, having ceased to be a director, such Optionee immediately becomes an employee or consultant of the Corporation or a subsidiary of the Corporation, termination for purposes of this sentence shall be deemed to occur when such Optionee ceases to be an employee or consultant. Notwithstanding the foregoing, if Optionee is removed from his or her position as a director for dishonesty or other acts detrimental to the interests of the Corporation or an Affiliate, all Options granted to Optionee will automatically be void and not exercisable immediately upon the occurrence of such termination.

     (b) In the event of the death or permanent disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as it shall be subsequently amended) of an Optionee, an Option may be exercised by such Optionee or, if he or she is not living, by his or her heirs, legatees, or legal representative, as the case may be, during its specified term prior to one year after the date of death or permanent disability, but only to the extent the Option was exercisable at the date of death or permanent disability and only to the extent that the exercise is not after ten years from the date of the granting thereof.

     9. LIMITED RIGHTS. An Optionee will not have any rights as a shareholder regarding any shares on account of the Option before the date on which the Corporation issues Optionee a certificate for such shares. No adjustment will be made for dividends or distributions or other rights for which the record date occurs before the certificate is issued. Nothing contained in the Plan or in any option granted pursuant thereto shall, in itself, confer upon any Optionee any right to continue serving as a director of the Corporation or interfere in any way with any right of the Board of Directors or stockholders of the Corporation, pursuant to the Articles of Incorporation or Bylaws of the Corporation or applicable law, to remove such director.

     10. CERTAIN ADJUSTMENTS. (a) In the event that the Corporation shall hereafter at any time change as a whole, by split-up, subdivision or combination in any manner or by the making of a stock dividend, the number of shares of Common Stock into a different number of shares of Common Stock, (i) both (A) the aggregate number of shares of Common Stock subject to this Plan as specified in Paragraph 3 hereinabove, and (B) the number of shares of Common Stock which immediately prior to such change the holders of Options shall have been entitled to purchase, shall be increased or decreased in direct proportion to the increase or decrease, respectively, in the number of shares of Common Stock outstanding immediately prior to such change, and (ii) the Option Price per share applicable to such Option shall be increased or decreased as the case may be, in inverse proportion to such increase or decrease in the number of shares of Common Stock outstanding immediately prior to such change.

     (b) A dissolution or liquidation of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, or a transaction in which another corporation or other entity or person becomes the owner of 80% or more of the total combined voting power of all classes of stock of the Corporation will cause every Option then outstanding to fully vest, and in such event, the Optionee holding each then outstanding Option will have a right, exercisable within a period of 30 days immediately prior to the closing of such dissolution, liquidation, merger, consolidation, or transaction, to exercise such Option in full or in part.

     11. DUTY TO FURNISH INFORMATION. Each Optionee must furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation under any applicable statute or regulation.

     12. COMPLIANCE WITH SECURITIES LAWS. An Option may not be exercised in whole or in part unless (i) a registration statement under the Securities Act is filed and effective for shares subject to the Option, and exercise of the Option and issuance of shares thereunder are qualified under any applicable state securities or Blue Sky laws; or (ii) exercise of the Option and issuance of shares thereunder without Securities Act registration or state law qualification is otherwise permissible, and the Corporation receives an opinion of counsel acceptable to the Corporation to that effect. A certificate for shares issued upon exercise of an Option which have not been registered under the Securities Act or qualified under applicable state securities or Blue Sky laws must bear the following legend:

     "The Securities represented by this instrument have been acquired for investment and have not been registered under the federal Securities Act of 1933, as amended, or the securities laws of any state. Without such registration, such securities may not be sold, pledged, hypothecated or otherwise transferred, except upon delivery to the Corporation of an opinion of counsel satisfactory to the Corporation that registration is not required for such transfer or the submission to the Corporation of such other evidence as may be satisfactory to the Corporation to the effect that any such transfer shall not be in violation of the Securities Act of 1933, as amended, or applicable state securities laws or any rule or regulation promulgated thereunder."

     13. AMENDMENT OR DISCONTINUANCE OF PLAN. The Board of Directors may amend or discontinue the Plan at any time; provided, however:

          (a) that no amendment or discontinuance shall change or impair any Options previously granted without the consent of the Optionee;

          (b) that no amendment shall, without the affirmative vote of the holders of a majority of the shares of all classes of stock of the Corporation voting in person or by proxy, and entitled to vote at a duly held stockholders meeting, or without the written consent of the holders of a majority of the shares of all classes of stock entitled to vote, (i) materially increase the benefits accruing to participants under the Plan,
     (ii) materially increase the number of securities which may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan;

          (c) that the provisions of the Plan relating to the amount and price of securities to be issued under the Plan, or the timing of such issuances, shall not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder.

     14. EFFECTIVE DATE. This Plan has been adopted and authorized by the Board of Directors for submission to the stockholders of the Corporation. If this Plan is approved by the affirmative vote of the holders of a majority of the voting stock of the Corporation voting in person or by proxy at a duly held stockholders' meeting it shall be deemed to have become effective on March 25, 1998, the date of adoption by the Board of Directors. Options may be granted under this Plan prior, but subject, to the approval of this Plan by stockholders of the Corporation and, in each such case, the date of grant shall be determined without reference to the date of approval of this Plan by the stockholders of the Corporation. Notwithstanding any other provision of this Plan to the contrary, no Option granted hereunder shall be exercisable prior to the date on which this Plan is approved by the stockholders as herein contemplated. Notwithstanding the foregoing, nothing herein affects the rights of Optionees under Options granted under the Original Plan.

     15. HOLDING PERIOD. Anything contained in the Plan to the contrary notwithstanding, any disposition of an Option otherwise permitted by the terms of the Plan, or of the Common Stock acquired upon exercise of an Option, shall be subject to compliance with the requirements of paragraph (d)(3) of Rule 16b-3 promulgated under the Securities Exchange Act applicable to such disposition, and any date, period or procedure specified or referred to in the Plan with respect to any such disposition, shall be adjusted, if necessary, so as to give effect to this Section 15.

     16. OPTION AGREEMENT. Each Option must be evidenced by a written agreement signed by the Optionee and by an authorized officer of the Corporation. Terms of the agreement must conform to the Plan, state the Option price and specify the period for which the Option is granted. The agreement may contain such other terms consistent with the provisions of the Plan as the Committee may deem appropriate.

     17. INDEMNIFICATION OF BOARD OF DIRECTORS AND COMMITTEE. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. In addition to such other rights of indemnification as they may have as members of the Board of Directors, the members of the Board of Directors and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, the Board of Directors or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board of Directors or Committee member undertakes to handle it on his own behalf.

     18. DEFINITIONS. As used in this Plan, the words and phrases below have the following meanings, and the following rules apply:

          (a) AFFILIATE -- a Parent or Subsidiary.

          (b) BOARD -- the Board of Directors of the Corporation.

          (c) COMMITTEE -- The Committee appointed by the Board. The Board may fill vacancies on the Committee and from time to time may remove members from or add members to the Committee. The Committee will select one of its members as Chairman and will hold meetings when and where it determines. A majority of Committee members will constitute a quorum for a Committee meeting. A majority vote of the Committee at which a quorum is present, or decisions reduced to writing and signed by a majority of the Committee membership, will be valid acts of the Committee. If a Committee is not appointed, or the Board in its discretion so chooses, the Board may act as the Committee and may exercise all powers and fulfill all duties of the Committee.

          (d) COMMON STOCK -- The Common Stock, $1.00 par value per share, of the Corporation, or any other class of common stock of the Corporation hereafter issued in exchange or in substitution thereof which has dividend and voting rights no less favorable than the voting power and dividend rights of presently outstanding common stock of the Corporation, provided all shares reserved for sale under the Plan will be free of preemptive rights of shareholders of the Corporation.

          (e) CORPORATION -- TCC Industries, Inc., a Texas corporation.

          (f) EMPLOYEE -- any person employed by the Corporation or an Affiliate of the Corporation.

          (g) NON-EMPLOYEE DIRECTOR -- As defined in Section 1.

          (h) OPTION -- an Option granted under this Plan.

          (i) OPTIONEE -- the holder of an unexpired Option which has not been exercised in full. This term includes the executor or administrator of the holder's estate, or any person who inherited all or part of the Option, and who may validly exercise the Option under Section 8(b).

          (j) PARENT -- any corporation which qualifies at the time of an Option grant as a parent in an unbroken chain of corporations ending with the Corporation, determined by using the definition of "parent corporation" contained in Section 425(e) of the Code or any substantially similar provision later enacted.

          (k) PLAN -- the 1998 Non-Employee Directors Stock Option Plan (which replaces the 1995 Non-Employee Directors Stock Option Plan of the Corporation), as set forth in this document and including any subsequent amendments approved by the Board of Directors or by the shareholders of the Corporation.

          (l) SECURITIES ACT -- the federal Securities Act of 1933, 48 Stat. 74, as amended.

          (m) SECURITIES EXCHANGE ACT -- the federal Securities Exchange Act of 1934, 48 Stat. 881, as amended.

          (n) SUBSIDIARY -- any corporation which qualifies at the time of an Option grant as a subsidiary in an unbroken chain of corporations beginning with the Corporation, determined by using the definition of "subsidiary corporation" contained in Section 425(f) of the Code or any substantially similar provision later enacted.

     APPROVED by the Board of Directors by duly adopted resolution on March 25, 1998.

     RATIFIED AND APPROVED by the Shareholders of the Corporation by duly
adopted resolution on             , 1998.

                                            ------------------------------------
                                            Assistant Secretary

                                   SCHEDULE 1

                                                               NUMBER OF SHARES
                          OPTIONEE                            SUBJECT TO OPTIONS
                          --------                            ------------------
Walter A. DeRoeck...........................................         4,000(1)
Robert Thomajan.............................................         4,000(2)
Richard B. Curran...........................................         4,000(3)
Lawrence E. Tilton..........................................         4,000(3)
Alan M. Sager...............................................         4,000(3)
Robert D. Starnes...........................................         4,000(3)
William E. Callahan.........................................         4,000(4)
Ed R. L. Roe................................................         2,400(4)
                                                                    ------
          Total.............................................        30,400
                                                                    ======

---------------

(1) These options were received under the Original Plan upon Mr. DeRoeck's election to the Board of Directors and prior to Mr. DeRoeck's assumption of the position of Chief Executive Officer of the Company. As the Chief Executive Officer of the Company, Mr. DeRoeck is no longer eligible to participate in the Original Plan or the Plan.

(2) These options were received under the Original Plan upon Mr. Thomajan's election to the Board of Directors and prior to Mr. Thomajan's assumption of the position of President of the Company. As the President of the Company, Mr. Thomajan is no longer eligible to participate in the Original Plan or the Plan.

(3) These options were received under the Original Plan upon the recipient's election to the Board of Directors.

(4) These options were received under the Original Plan. The recipients are no longer members of the board of directors.

PROXY                         TCC INDUSTRIES, INC.                    PROXY

                  ANNUAL MEETING OF SHAREHOLDERS, MAY 4, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Walter A. DeRoeck and Robert Thomajan, or either of them, as Proxies, each with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of TCC Industries, Inc. (the "Company") held of record by the undersigned on March 23, 1998, at the Annual Meeting of Shareholders to be held on May 4, 1998, and any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE LISTED NOMINEES AND "FOR" PROPOSALS 2,3, AND 5.


            (change of address)

-------------------------------------------------       PLEASE MARK, SIGN, DATE
-------------------------------------------------       AND RETURN THIS PROXY
-------------------------------------------------       CARD PROMPTLY USING THE
(If your address has changed, please provide new        ENCLOSED ENVELOPE.
address and mark the box on the reverse side of this    (Continued and to be
card).                                                   signed on the other
                                                         side.)

                              TCC INDUSTRIES, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


[                                                                                                 ]

                                                            FOR          WITHHOLD        FOR ALL
1. ELECTION OF DIRECTORS--                                  ALL            ALL           EXCEPT
   Nominees:  Walter A. Deroeck, Robert Thomajan,                                        AS NOTED
   Lawrence E. Tilton, Alan M. Sager, Robert D. Starnes     / /            / /           / /

-----------------------------------------------------------
(Except nominees written above)
                                                            FOR          AGAINST          ABSTAIN
2.  Proposal to approve the appointment of Coopers
    & Lybrand L.L.P. as the firm of independent             / /            / /              / /
    accountants to audit the accounts of the Company
    for the fiscal year ended December 31, 1998

3.  Proposal to approve the 1998 Non-Employee Directors     FOR          AGAINST          ABSTAIN
    Stock Option Plan and the issuance of shares of
    Company Common Stock pursuant to the terms thereunder.  / /            / /              / /

4.  Proposal to approve the 1998 Employee Incentive Stock   FOR          AGAINST          ABSTAIN
    Option Plan and the issuance of shares of Company
    Common Stock pursuant to the terms thereunder.          / /            / /              / /

5.  In their discretion, the Proxies are authorized to      FOR          AGAINST          ABSTAIN
    vote upon such other business as may properly come
    before the meeting or any adjournment thereof.          / /            / /              / /

                              Change of address provided    / /

                                         Dated:
                                               ---------------------------, 1998


Signature(s)
            --------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.